Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

June 9, 2020

To the Borrowers under the below-described Credit Agreement

c/o Golden Road Motor Inn, Inc.

3800 South Virginia Street

Reno, NV 89502

Attention: John Farahi

Re:       Limited Waiver and Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of July 20, 2016 (as amended by (i) the letter agreement dated as of September 23, 2016, (ii) the letter agreement dated June 7, 2018, (iii) the letter agreement dated November 7, 2018, (iv) the letter agreement dated June 26, 2019, (v) the letter agreement dated as of December 18, 2019 and (vi) the letter agreement dated as of March 31, 2020 (the “March 2020 Waiver”) and in effect immediately prior to the effectiveness of this letter agreement, the “Credit Agreement”), by and among: (1) MONARCH CASINO & RESORT, INC., a Nevada corporation, GOLDEN ROAD MOTOR INN, INC., a Nevada corporation, MONARCH GROWTH INC., a Nevada corporation, and MONARCH BLACK HAWK, INC., a Colorado corporation (each, a “Borrower” and, collectively, the “Borrowers”); (2) each of the lenders party thereto; and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as L/C Issuer and as Swing Line Lender.  Capitalized terms not defined in this letter agreement (this “Amendment”) are used herein as defined in the Credit Agreement.

The Borrowers previously informed the Administrative Agent and the Lenders that they temporarily ceased operation of each of the Atlantis Casino Resort Spa and the Monarch Casino Black Hawk as of March 18, 2020 due to mandated orders to close issued by the Governors of the States of Nevada and Colorado in response to public health concerns related to the ongoing COVID-19 pandemic (“Mandated Business Cessation Orders”).  Pursuant to the March 2020 waiver, the Administrative Agent and the Lenders previously granted a limited waiver and agreed to certain amendments in connection with the foregoing.  The Borrowers reopened operation of the Atlantis Casino Resort Spa as of June 4, 2020.

The Borrowers have requested a limited waiver and certain amendments as set forth below, and the Administrative Agent and the Required Lenders are willing to grant such request on the terms herein.

Limited Waiver.

Upon effectiveness of this Amendment, the Administrative Agent and the Required

Lenders hereby waive:

(i) (x) any Default or Event of Default that has occurred or may occur under Section 6.01(b) of the Credit Agreement due to the failure of the Borrowers to comply with Section 5.03 of the Credit Agreement and (y) any requirement set forth in the Credit Agreement that the Borrowers be in compliance or in pro forma compliance with Section 5.03 of the Credit Agreement, in each case at any time during the period commencing April 1, 2020 and ending on September 29, 2020;

(ii)  any Default or Event of Default that has occurred or may occur under either (A) Section 6.01(c) of the Credit Agreement (due to the failure of the Borrowers to comply with Section 5.01(g) of the Credit Agreement) or (B) Section 6.01(r) of the Credit Agreement, in each case as a result of the failure by the Borrowers to have the Atlantis Casino Resort Spa open and operating at any time prior to the date hereof;

(iii)  any Default or Event of Default that has occurred or may occur under either (A) Section 6.01(c) of the Credit Agreement (due to the failure of the Borrowers to comply with Section 5.01(g) of the Credit Agreement) or (B) Section 6.01(r) of the Credit Agreement, in each case as a result of the failure by the Borrowers to have the Monarch Casino Black Hawk open and operating at any time prior to September 30, 2020;

(iv) any Default or Event of Default that has occurred or may occur under Section 6.01(s) of the Credit Agreement as a result of any Governmental Authority requiring construction of the Expansion Project to be stopped at any time prior to September 30, 2020;

(v) any Default or Event of Default that has occurred or may occur under Section 6.01(t) of the Credit Agreement as a result of construction at the Expansion Project being halted at any time prior to September 30, 2020;

(vi) the (A) condition set forth in Section 3.02(b)(i) of the Credit Agreement that, on the date of any Credit Event that occurs on or prior to September 30, 2020, the representations and warranties set forth in (x) Section 4.01(e)(ii) of the Credit Agreement and (y) Section 4.01(r) of the Credit Agreement be true and correct in all material respects (or all respects, as applicable) and (B) the reaffirmation contained in Section 4.02 of the Credit Agreement with respect to such representations and warranties described in the preceding clause (A) for any Credit Event that occurs on or prior to September 30, 2020, in each case to the extent such representations and warranties fail to be true and correct as a result of the Mandated Business Cessation Orders;

(vii) the condition set forth in Section 3.02(b)(iii) of the Credit Agreement for any Credit Event that occurs on or prior to September 30, 2020 to the extent a material adverse change has occurred as described in said Section as a result of the Mandated Business Cessation Orders; and

(viii) any requirement set forth in the Credit Agreement for prior review by the Administrative Agent or the Construction Consultant of a Draw Package in connection with any Construction Loan (including the requirement for 10 Business Days’ prior notice set forth in Section 2.01(c) of the Credit Agreement), it being understood that the Borrowers shall in any event provide any payment applications, invoices, lien waivers and other additional information and documents requested by the Administrative Agent, the Construction Consultant or any

Lender.

The limited waiver set forth in the preceding sentence is a one-time waiver and shall apply only to the matters, the time period and dates set forth in such sentence.  Without limiting the generality of the foregoing, the limited waiver herein shall not apply to any future failure by the Borrowers to comply with any of the above mentioned sections or any failure to make any future required payment of principal on the Term Loans or any future circumstances whether or not similar to the foregoing.

Amendments

Upon effectiveness of this Amendment, the Administrative Agent, the Borrowers and the Lenders hereby agree that:

(i)  The second sentence of the definition of “Pricing Grid” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary herein, the Applicable Margin and Commitment Fee Percentage in effect as of June 9, 2020 until the first adjustment to occur after the fiscal quarter ending September 30, 2020 shall be set at Tier I.”

(ii) Section 1.01 of the Credit Agreement is hereby amended by adding thereto a new definition, “Operational Liquidity”, in the appropriate alphabetical position as follows:

“Operational Liquidity” means, as of any date of determination, the amount by which (a) (i) the Unused Revolving Commitment as of such date, plus (ii) cash of the Loan Parties (including cage cash) as of such date exceeds (b) (i) $24,000,000 minus (ii) any retainage costs with respect to the Expansion Project and any settlement or judgment under the PCL Litigation paid in cash by the Borrowers; provided that from and after the date the conditions for the occurrence of a Credit Event described in Section 3.02(c)(ii)(B) have been satisfied, the amount in this clause (b) shall be deemed to be zero.

(iii)  Section 3.02 of the Credit Agreement is hereby amended by (A) deleting the “and” at the end of clause (a), (B) replacing the period at the end of clause (b) with “; and” and (C) adding thereto a new clause (c) as follows:

“(c)      With respect to any Credit Event occurring from and after June 9, 2020, the following additional conditions shall apply:

(i) such Credit Event is reasonably necessary for the operations of the Borrowers within the 30-day period following the date of such Credit Event; and

(ii) (A) the proceeds of any Credit Event that increases the Effective Amount of all Revolving Loans, Swing Line Loans and L/C Obligations to greater than $26,000,000 shall be used solely to pay retainage costs with respect to the Expansion Project and any settlement or judgment under the PCL Litigation and (B) the occurrence of such Credit Event shall be subject to the occurrence of the Completion Date, the receipt of a final certificate of occupancy (or its local equivalent) for the Expansion Project and the final resolution or disposition of the PCL Litigation.”

(iv)       The last sentence of Section 3.02 of the Credit Agreement is hereby amended by replacing “Section 3.02(b)” with “Section 3.02(b) and Section 3.02(c)”.

(v)        Section 5.01(a) of the Credit Agreement is hereby amended by (A) deleting the “and” at the end of clause (xii), (B) renumbering clause (xiii) as clause (xiv) and (C) adding thereto a new clause (xiii) as follows:

“(xiii)   On the first day of each calendar month, a cash usage forecast setting forth the current cash balances and at least 13 weeks of projected usage and otherwise in reasonable detail prepared by a Responsible Officer of the Borrowers; and”.

(vi)       The last sentence of Section 5.02(e) of the Credit Agreement is hereby amended by replacing “May 31, 2020” with “September 30, 2020”.

(vii)      The last sentence of Section 5.02(f) of the Credit Agreement is hereby amended by replacing “May 31, 2020” with “September 30, 2020”.

(viii)    Section 5.02(q) of the Credit Agreement is hereby amended by replacing “June 30, 2020” with “September 30, 2020”.

(ix)       Section 5.02 of the Credit Agreement is further amended by adding thereto a new clause (u) as follows:

“(u)     Operational Liquidity.  The Borrowers shall not permit Operational Liquidity to be less than $25,000,000 at any time.”

(x)      Exhibit A (Notice of Loan Borrowing) and Exhibit D (Notice of Swing Loan Borrowing) are hereby amended and restated in their entirety with the corresponding Exhibits attached hereto as Annex A.

Release

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH LOAN PARTY HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, WAIVES, RELEASES, ACQUITS, AND FOREVER DISCHARGES EACH OF THE ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ADVISORS, REPRESENTATIVES AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED, WHETHER ABSOLUTE OR CONTINGENT, WHETHER DUE

OR TO BECOME DUE, WHETHER DISPUTED OR UNDISPUTED, WHETHER KNOWN OR UNKNOWN (INCLUDING, WITHOUT LIMITATION, ANY CROSS CLAIMS, OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (COLLECTIVELY, THE “RELEASED CLAIMS”), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS AMENDMENT, THE LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”).  EACH LOAN PARTY, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS HEREIN COMPROMISED AND SETTLED.  EACH LOAN PARTY HEREBY FURTHER AGREES THAT IT WILL NOT SUE ANY RELEASED PARTY ON THE BASIS OF ANY RELEASED CLAIM RELEASED, REMISED AND DISCHARGED BY THE LOAN PARTIES PURSUANT TO THIS SECTION.  IN AGREEING TO THIS SECTION, EACH LOAN PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIM ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASED PARTIES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH HEREIN DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF.  THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND PAYMENT IN FULL OF THE OBLIGATIONS.

Miscellaneous

The provisions of this Amendment shall be effective upon the date of the Administrative Agent’s receipt of counterparts of this Amendment executed by the Lenders and the Borrowers.

The Borrowers hereby confirm that, after giving effect to this Amendment, the representations and warranties contained in Article IV of the Credit Agreement and in the other Loan Documents (other than the representations and warranties referenced in clause (vi) of the “Limited Waiver” section above) are true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers in all respects.  This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.  Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.  This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of Nevada without reference to conflicts of law rules.

[This Space Intentionally Left Blank]

This Amendment is a Loan Document as defined in the Credit Agreement, and the expense reimbursement, indemnification, waiver of jury trial, consent to jurisdiction and other provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference and this Amendment shall be interpreted, construed and enforced as if all such provisions were set forth in full in this Amendment.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
Name:	Brett McLane
Title:	Vice President

[Signature Page to Letter Agreement – Amendment (June 2020)]

Accepted and agreed to:

MONARCH CASINO & RESORT, INC.,
a Nevada corporation

By:
Name:	John Farahi
Title:	Secretary

GOLDEN ROAD MOTOR INN, INC.,
a Nevada corporation

By:
Name:	John Farahi
Title:	Secretary

MONARCH GROWTH INC.,
a Nevada corporation

By:
Name:	John Farahi
Title:	Director

MONARCH BLACK HAWK, INC.,
a Colorado corporation

By:
Name:	John Farahi
Title:	Treasurer

[Signature Page to Letter Agreement – Amendment (June 2020)]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Amendment (June 2020)]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Amendment (June 2020)]

ZIONS BANCORPORATION, N.A. DBA NEVADA STATE BANK,
as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Amendment (June 2020)]

CIT BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Amendment (June 2020)]